                                                                     EXHIBIT 4.2


ab






   ORGANIZATION REGULATIONS
   OF UBS AG







   Based on art. 716b of the Swiss Code of Obligations and art. 24 of the Articles of Association of UBS AG, the Board of Directors has issued the following Organization Regulations on September 14, 2000.

--------------------------------------------------------------------------------

   The "Appendix" (Authorities) is an integrated part of these Organization Regulations

I. THE BOARD OF DIRECTORS



Art. 1  Constitution

(1)The Board of Directors constitutes itself in the last meeting preceding the Annual General Meeting of Shareholders (subject to approval of elections at the AGM).

(2)The Board elects its Chairman and at least one Vice Chairman, and appoints its Secretary.



Art. 2  Meetings and invitations to convene

(1)The Board meets as prescribed by art. 21 of the Articles of Association.

(2)Except in urgent cases the invitations to the meeting, together with the agenda, are sent to the directors at least one week before the date of the meeting.

(3)As a rule, the members of the Group Executive Board participate in board meetings in an advisory capacity. The presiding director decides where exceptions will be made. Together with the President of the Group Executive Board (President), the presiding director determines whether other persons may attend.



Art. 3  Decisions and minutes

The Board takes its decisions as prescribed by art. 22 of the Articles of Association. As an exception, directors may participate in meetings via telephone or video. They are counted as present in such cases.

(2)In urgent cases decisions may be taken via circular mail. Such decisions are only valid when all directors are sent the text of the resolution, when more than two thirds of the directors cast a vote, and when the absolute majority of directors voting approve the resolution submitted to them. Any dissenting director is entitled to request a meeting to be convened. In such a case the decision via circular mail is not valid.

(3)Minutes are kept of decisions taken by the Board and are signed by the presiding director and the Secretary. They shall be made available for inspection before the next board meeting and shall be approved at this meeting.

(4)Any member of the Board may demand that his/her dissenting vote be noted in the minutes. Directors are any time entitled to examine the minutes.



Art. 4  Functions and authorities

(1)The functions and authorities of the Board are based on the provisions contained in arts. 23 - 28 of the Articles of Association. All details are governed in the "Appendix".



Art. 5  Right to information and examination

(1)At a meeting, any member of the Board is entitled to demand information on any matter relating to the Group regardless of what is on the agenda. The other directors and any members of the Group Executive Board that are present shall provide such information to the best of their knowledge.

(2)If a director has the matter on which he or she is seeking information placed on the agenda, the Chairman's Office shall arrange through the President of the Group Executive Board for a knowledgeable member of staff to provide comprehensive information on this matter.

(3)Where it is imperative for compliance with his/her duties any director may request information outside of meetings from members of the Group Executive Board concerning the Group's business development. Requests to examine books and files must be made in writing to the Chairman's Office. The director who makes such a request must examine the documents in person. Where the Chairman's Office rejects a request to examine books and files, the director making the request may submit it to the Board.



Art. 6  Term of office, end of active service

(1)A director who has reached the age of seventy automatically retires from the Board with effect from the next Annual General Meeting of Shareholders.

(2)A director who has ended his or her active involvement in the company or organization of which he or she used to be a representative shall offer to vacate his or her directorship. The Board decides whether a resignation is to be submitted or whether the director may exercise the mandate until completion of his/her term of office.





II. THE CHAIRMAN'S OFFICE



Art. 7  Composition

The Board of Directors establishes a Chairman's Office, composed of the Chairman and at least one Vice Chairman.



Art. 8  Meetings

(1)As a rule the Chairman's Office meets four to six times a year to deal with the issues of its authority. The President participates at these meetings in an advisory capacity. Other members of the Group Executive Board may be invited to participate for special purposes.

(2)The Chairman and/or the full-time Vice Chairman participate in the meetings of the Group Executive Board. Such participation serves to ensure that the Board is apprised of current developments and permits the exercise of its supervisory and control functions. The Chairman and the full-time Vice Chairman participate in these meetings in an advisory capacity.



Art. 9  Decisions and minutes

(1)The presence of the Chairman and one Vice Chairman is required for resolutions to be passed at meetings of the Chairman's Office.

(2)Minutes are kept on the resolutions passed and are signed by the Chairman and the Secretary. The minutes are sent to the members of the Chairman's Office and the President. They are then made available for perusal at the following Board of Directors' meeting.



Art. 10  Functions and authorities

(1)The authorities of the Chairman's Office are governed in detail in the "Appendix". In addition it has responsibility for preparing proposals to be submitted to the Board of Directors and for monitoring the implementation of the Board of Directors' decisions.

(2)As an exception, urgent decisions falling within the authority of the Board of Directors may be taken by the Chairman's Office. Such decisions are to be brought to the attention of the Board of Directors at its next meeting. This regulation shall not apply to such functions and duties of the Board of Directors which, pursuant to art. 716a of the Swiss Code of Obligations, are non-transferable and inalienable.

(3)The credit approval authorities of the Chairman's Office can be delegated to the full-time Vice Chairman who brings his decisions to the next meeting of the Chairman's Office for information. Extraordinary cases will be submitted to circular approval by all members of the Chairman's Office.



Art. 11  The Chairman's Office as Audit Supervisory Board

(1)The Chairman's Office performs the duties as Audit Supervisory Board as defined in the Federal Banking Commission's circular letter on internal auditing dated 14 December 1995. In this function, the Chairman's Office shall convene four times a year for special meetings with the Head of Group Internal Audit. In at least one of the meetings the representatives of the External Auditors shall participate.

(2)At these meetings, the objectives for the year and the activity report of the Head of Group Internal Audit will be discussed. The meetings also serve to discuss matters of general policy and to inform the Chairman's Office of important findings made by Group Internal Audit.



Art. 12  The Chairman's Office as Compensation Committee

The Chairman's Office performs the duties as Compensation Committee for the Group Executive Board and the Group Managing Board. Its authorities are governed in detail in the "Appendix".





III. THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS



Art. 13  Functions and authorities

The Board of Directors appoints an Audit Committee of three of its part-time members to control the functional quality and the performance adequacy of the Group and Statutory Auditors as well as their interaction with Group Internal Audit. Authorities, duties and procedures are governed in a special regulation issued by the Board of Directors.





IV. THE CHAIRMAN OF THE BOARD OF DIRECTORS



Art. 14  Functions

(1)The Chairman - or in his/her absence one of the Vice Chairmen - presides over the meetings of the Board of Directors and the General Meeting of Shareholders.

(2)The Chairman of the Board of Directors, together with the full-time Vice Chairman, exercises ongoing supervision over the Group Executive Board on behalf of the Board of Directors. The Chairman and the full-time Vice Chairman are responsible for providing information to the Chairman's Office and the Board of Directors that is relevant to their function.

(3)Group Internal Audit directly reports to the Chairman of the Board of Directors.



Art. 15  Authorities

The Chairman of the Board of Directors and the full-time Vice Chairman may demand information about any matters relating to the Group, and examine reports, proposals and minutes of meetings of the Group Executive Board, the Functional Areas of the Corporate Center, the Business Groups and the Divisions.

V. THE GROUP EXECUTIVE BOARD



Art. 16  Composition

The Group Executive Board consists of its President (Group Chief Executive Officer), the Chief Financial Officer and at least three other members with important Group functions.



Art. 17  Meetings, decisions, minutes

(1)As a rule, the Group Executive Board meets at least once every month. Extraordinary meetings will be held as required or at the request of a member.

(2)A quorum is constituted when at least three members of the Group Executive Board are present, or can be reached for discussion and voting. For voting on matters of fundamental importance, however, two thirds of the members, including the member responsible for the area concerned, must attend.

(3)Decisions are taken by the absolute majority of the members present. In case of a tie the presiding officer has the casting vote.

(4)Minutes are kept of decisions taken by the Group Executive Board and are signed by the presiding officer and the recording secretary. They are taken as approved if no comment is made on them in the next meeting. They shall be sent to the members of the Chairman's Office and the Group Executive Board.



Art. 18  Functions and authorities

(1)The Group Executive Board is the Group's supreme executive body within the meaning of the Swiss Banking Law. It ensures cooperation and unity within the Group across Business Group lines and is responsible for the Group's performance.

(2)The authorities of the Group Executive Board are governed in detail in the "Appendix", based on article 30 of the Articles of Association. The Group Executive Board prepares the proposals which have to be submitted to the Chairman's Office and the Board of Directors for approval and supports them in their decision making process. It regularly informs the Board of Directors on the Group's business development.

(3)The Group Executive Board may wholly or partially delegate approval authorities to one of its members.



Art. 19  The Group Executive Board as Risk Council

The Group Executive Board assumes the responsibilities of a Risk Council. It is responsible for implementing the Risk Management and Control Principles, for approving the core risk policies as proposed by the Group Chief Risk Officer and/or the Group Chief Credit Officer, for allocating risk limits to the Business Groups within the overall approved framework and for managing the risk profile of the Bank as a whole.

Art. 20  The President

(1)The President is responsible for the overall executive management of the Group; he heads the Group Executive Board and presides over its meetings.

(2)He ensures that matters relating to the Group are dealt with, supervises the management of the Business Groups and ensures that the Business Groups work together. He is responsible for ensuring that decisions are taken in a timely fashion and for supervising their implementation.

(3)He is responsible for Human Resources, Management Development and Corporate Communications and - in consultation with the Chairman of the Board of Directors
- for the image of the Group as a whole.

(4)He ensures that the Chairman's Office and the Board of Directors are informed in a timely and appropriate manner.

(5)The President has an all-encompassing right to information and examination regarding all matters handled by the Corporate Center and by the Business Groups. He has veto power over any decisions taken by any management body. A veto has the effect of suspending the decision until the matter is decided by the Group Executive Board.



Art. 21  The Chief Financial Officer

The Group Chief Financial Officer is responsible for the Group's financial management, for the implementation of group-wide independent risk control and for group-wide controlling processes. The Group Chief Risk Officer and the Group Chief Credit Officer have group-wide responsibility for the Risk functions. The Group Controller has group-wide responsibility for financial control functions.



Art. 22  Special committees

Matters of common interest to the Group are dealt with in special committees presided over by the President, the CFO or another member of Senior Management appointed to this function by the Group Executive Board.





VI. THE BUSINESS GROUPS



Art. 23  Organization of business activities

(1)The Group's business activities are organized into Business Groups, which in turn are broken down into Divisions and/or Business Areas.

(2)The structure and assignment of activities are reflected in the basic organizational structure of the Group. Details about responsibilities, functions and authorities are governed in the "Appendix" to these Organization Regulations and in the Business Group Regulations.



Art. 24  The CEO of the Business Group

(1)The CEO of the Business Group is responsible for the implementation of the business strategy within his Business Group and for the implementation of the decisions taken by the Board of Directors, the Chairman's Office and the Group Executive Board.

(2)He has overall responsibility for the Business Group and its management and is accountable for its results.

Art. 25  Responsibilities

(1)The Business Groups are responsible for the management of the business, of resources, logistics and all risks within their respective area of responsibility. At shared locations the Group Executive Board assigns all or part of logistics and resources responsibilities to the most suitable Business Group.

(2)Management structure, responsibilities and accountability in the areas of risk management, reporting, communication, internal and external information, human resources, legal and compliance issues are governed in the Business Group Regulations, based strictly on the principles established by the Group.





VII. THE CORPORATE CENTER



Art. 26  Functions and organization

(1)The Corporate Center works with the Business Groups to ensure long-term maximization of shareholder value.

(2)It assumes responsibility in the financial management of the Group, in maintaining an appropriate balance between risk and returns, in managing effective communication with all stakeholders, in positioning the Group as employer of choice and in coordinating activities critical for the Group's reputation.



Art. 27  Functional directive and controlling authority

The heads of the Functional Areas of the Corporate Center have functional directive and functional controlling authority throughout the Group.





VIII. REGION AND COUNTRY HEADS REPRESENTATIVES AND PERMANENT ADVISORS



Art. 28  Appointment

Upon recommendation of the Business Groups, the Group Executive Board appoints Region and Country Heads, Representatives who assume functions for more than one Business Group, as well as the permanent advisors of the Group.





IX. GROUP INTERNAL AUDIT



Art. 29  Organization

(1)Group Internal Audit performs the Group's internal audits.

(2)The guidelines for the activities of Group Internal Audit are contained in a special set of regulations.

(3)The Chairman's Office may order special audits to be conducted. Individual members of the Board of Directors may submit requests for such audits to the Chairman's Office. If there is any doubt about whether such a request is justified, the question is submitted to the Board of Directors by the presiding director.

(4)The members of the Group Executive Board, with the agreement of the Chairman of the Board of Directors, may instruct Group Internal Audit to conduct special audits.



Art. 30  Functions and authorities

(1)Group Internal Audit monitors compliance with the legal and regulatory requirements and with the provisions of the Articles of Association, as well as with internal directives and guidelines within the organizational units of the parent company and the group companies. In doing so, it specifically verifies or assesses whether the internal controls are commensurate with the risks and are working effectively, whether activities within the Group are being conducted and recorded properly, correctly and fully, and whether the organization of operations, including information technology, is efficient and the information is reliable.

(2)Group Internal Audit possesses unrestricted auditing rights within the parent company and the group companies; it has access at all times to all accounts, books and records. It must be provided with all information and data needed to fulfill its auditing duties.



Art. 31  Reports

(1)Group Internal Audit is independent in its reporting and is not subject to any instructions.

(2)Group Internal Audit addresses its reports with major issues ultimately to the Chairman of the Board of Directors. The procedure employed for this and the list of other recipients of its audit reports are described in the regulations governing Group Internal Audit.

(3)Audit issues of less significant importance are brought to the attention of the appropriate level of management.

(4)The Chairman of the Board of Directors and the President shall inform the Chairman's Office and the Board of Directors in an appropriate manner of any findings of Group Internal Audit which raise questions of fundamental importance or reveal serious weaknesses.

(5)The Chairman of the Board of Directors shall also inform the Board of Directors of the results of special audits performed at the request of individual board members.

(6)The members of the Board of Directors and of the Group Executive Board shall receive the annual activity report of the Head of Group Internal Audit for review. This report is to be discussed at a meeting of the Board of Directors.





X. SIGNATURES

Art. 32  Authority to sign for the parent company

(1)The following persons are authorized to sign, jointly with another authorized signatory:

a)   The members of the Chairman's Office

b)   The members of the Group Executive Board

c)   The members of the Group Managing Board

d)   Managing Directors, Executive Directors and Directors (Senior Management)

e) Associate Directors, in Division Private and Corporate Clients Chefprokuristen, Prokuristen and Handlungsbevollmachtigte.

(2)The authority to sign encompasses:

a) all branches of UBS AG worldwide for the members of the Chairman's Office, the Group Executive Board and the Group Managing Board

b)   the respective Business Area and jurisdiction for all other signatories.

(3)The Group Executive Board may extend the authority to sign for individual signatories beyond their respective jurisdiction. The Business Groups may extend the authority to sign for individual signatories beyond their respective Business Area.

(4)Members of Senior Management may, in individual cases, authorize an internal or external person to bind the parent company with legal effect by his or her sole signature for acts which can only be performed outside the business premises, such as the signing of contracts. The authorization is only possible for matters on which decisions have been made by the competent body of the parent company.

(5)The Group Executive Board may rule that forms and other written documents produced in large quantities in the course of daily business may be distributed with only one or without signature. Such exceptions to the joint signature principle shall be made known in a suitable fashion giving details of the relevant maximum authorized amounts.



Art. 33  Form of signature

All authorized signatories sign by adding their signature to the Corporation's name.





XI. GENERAL PROVISIONS



Art. 34  Abstention

In the decision making process, members of the Board of Directors, the Group Executive Board, the Business Group Boards and executive managements are obliged to abstain from discussions and decisions on transactions or other matters involving a potential conflict of interest. Rules for abstention in individual transactions will be established by the Business Groups.





XII. AMENDMENTS



Art. 35  Amendments

The members of the Board of Directors must be notified in writing of any proposals for the amendment of the Organization Regulations at least one week before the proposals are to be discussed.





XIII. ENTRY INTO FORCE, IMPLEMENTING PROVISIONS



Art. 36  Entry into force, implementing provisions

(1)These Organization Regulations entered into force on 14 September 2000.

(2)The Group Executive Board shall enact rules for the implementation of these regulations if deemed necessary.

UBS AG

Alex Krauer                                              Alberto Togni
Chairman of the                                          Vice Chairman of the
Board of Directors                                       Board of Directors
ab




APPENDIX TO THE ORGANIZATION REGULATIONS
AUTHORITIES






This "Appendix" is an integrated part of the Organization Regulations.
It has been approved by the Board of Directors of UBS AG on September 14, 2000

TABLE OF CONTENTS

1. Organization

2. Strategy

3. Planning and Reporting

4. Capitalization and Funding

5. Risk Management and Control

6. Personnel and Compensation

7. Participations / Investments

8. Group Companies

9. Auditing

10. Other Matters

ABBREVIATIONS

A               Approval
AD              Associate Director
AGM             Annual General Meeting of Shareholders
AoA             Articles of Association
BoD             Board of Directors
CRE             Corporate Real Estate
D               Director
ED              Executive Director
GCCO            Group Chief Credit Officer
GCFO            Group Chief Financial Officer
GCRO            Group Chief Risk Officer
GEB             Group Executive Board
GC              Group Companies
GMB             Group Managing Board
I               Information
MD              Managing Director
OR              Organization Regulations
P               Proposal
PCE             Potential Credit Exposure
VaR             Value at Risk
X               Authority

1. ORGANIZATION


                                     BoD         Chairman's       GEB         Corporate      Business      Remarks
                                                 Office                       Center         Groups
1.1. LEGAL STRUCTURE

1.1.1. Articles of Association        A*                                                                   *) to be submitted
                                                                                                           to the AGM for approval
1.1.2. Organization Regulations
       and Appendix delineating
       authorities                    A                           P

1.1.3. Business Group
     Regulations  and
     Regulations of Corporate
     Center                                         A             P             P              P

1.1.4. Business Regulations of
       Divisions and Business
       Units / Business Areas                                     A             P              P


1.2. ORGANIZATIONAL STRUCTURE

1.2.1. Election of the
       Chairman's Office and of
       the Secretary to the Board
       of Directors                   X

1.2.2. Election of the Chairman
       and the members of the
       Audit Committee                A             P

                                     BoD         Chairman's       GEB         Corporate      Business      Remarks
                                                 Office                       Center         Groups
1.2.3. Basic organizational                                                                              Definition of
       structure of the Group         A                           P                                    basic structure
                                                                                                         (Business Groups)
1.2.4. Organizational structure
       of the Business Groups and
       the Corporate Center                                       A             P              P

1.2.5. Special Committees for
       Group purposes
       Definition of mission and
       appointment of members                                     A             P              P

1.2.6. Other structures                                                         A              A

2. STRATEGY

                                     BoD         Chairman's       GEB         Corporate      Business      Remarks
                                                 Office                       Center         Groups
2.1. GROUP STRATEGY                     A                           P


2.2. BUSINESS GROUP AND
    CORPORATE CENTER STRATEGIES                                     A             P              P

3. PLANNING AND REPORTING


                                     BoD         Chairman's       GEB         Corporate      Business      Remarks
                                                 Office                       Center         Groups
3.1. PLANNING

3.1.1. Mid-term financial and
       business planning,
       definition of targets and
       Terms of Reference             I                           A            P: CFO          P

3.1.2. Annual budget of the Group     A                           P


3.2. REPORTING

3.2.1. Consolidated and parent
       company annual financial
       statements                     A                           P

3.2.2. Annual Report
       Concept, general guidelines                  A             P
       Editing                                                    A            P:CFO
       Sign-off                       A                           P

3.2.3. Half-year and quarterly
       financial statements           A                           P

3.2.4. Half-year and quarterly
       reports                        I                           A            P: CFO

3.2.5. Monthly financial
       statements                     I                           A            P: CFO

3.2.6. Quarterly Risk Report          A                           P

4. CAPITALIZATION AND FUNDING


                                     BoD         Chairman's       GEB         Corporate      Business      Remarks
                                                 Office                       Center         Groups
4.1. SHARE CAPITAL AND UBS
     SHARES

4.1.1. Increase, decrease of
       share capital, creation of                                                                          *) to be submitted
       conditional and authorized                                                                          to the  AGM for approval
       capital                        A*                          P                                        (amendment of AoA)

4.1.2. Use of authorized and
       conditional capital
       (through rights issues,
       employee share schemes etc.)   A                           P

4.1.3. Listing and delisting of
       UBS shares                     A                           P


4.2. TREASURY SHARES

4.2.1. Treasury stock policy          A                           P

4.2.2. Sale, purchase of own
       shares as treasury stock
       (incl. derivatives)                                        I            CEO and CFO

                                                                               8

                                     BoD         Chairman's       GEB         Corporate      Business      Remarks
                                                 Office                       Center         Groups
4.3. REGULATORY CAPITAL

4.3.1. Issue of tier 1 capital
       (other than common stock
       and Bearer Participation
       Certificates) issued by the
       parent company                                             A           P: CFO

4.3.2. Repurchase and redemption
       of tier 1 capital (other
       than common stock and
       Bearer Participation
       Certificates) issued by the
       parent company)                                                         CFO

4.3.3. Issue, repurchase and
       redemption of tier 2 and 3
       capital                                                                 CFO


4.4. ALLOCATION OF CAPITAL

4.4.1. Capital determination and
       allocation method                                                       CFO

4.4.2. Allocation to Business
       Groups                                                     A           P: CFO

4.4.3. Allocation within
       Business Groups                                                        I: CFO           A           Proposal by
                                                                                                           Business Groups /
                                                                                                           Divisions
4.5. INTERNAL LEGAL LENDING
      LIMIT

4.5.1. Setting of legal lending
       limit (Group and parent
       bank)                                                      A           P: CFO/CCO

4.5.2. Setting of available
       excess capital (Group)                                     A           P: CFO/CCO

                                     BoD         Chairman's       GEB         Corporate      Business      Remarks
                                                 Office                       Center         Groups
4.5.3. Release of available
       excess capital (Group)                       I             A           P: CFO/CCO


4.6. DEBT ISSUES

4.6.1.Conditions for debt
      capital market issues
      (annual issue volumes,
      guarantees)                     I                           A           P: CFO

4.6.2. Management and
       coordination of the Group's
       funding activities                                                      CFO

4. 6.3. Establishment and
        structural changes (e.g.
        increase) of debt programs
        and CD-/CP-programs
        (including eventual parent
        guarantee)                                                             CFO

4.6.4. Issue, repurchase, early                                                                            Raising of debt through
       redemption of notes, bonds                                                                          the parent company or
       and other securities with                                                                           other Group companies.
       similar characteristics(1) on                                                                       In case of issues
       a stand-alone basis as well                                                                         through subsidiaries the
       as under debt programs                                                  CFO                         authority also covers an
                                                                                                           eventual parent guarantee

4.6.5. Issue of asset backed
       securities through group
       companies                                                      A       P: CFO


--------
(1) Including e.g. notes and bonds with conversion rights or warrants attached on already issued UBS shares or on securities of other companies; notes and bonds linked (coupon and/or redemption amount variable) to the performance of an index, a stock, a currency or the credit of a company ("CLN") etc.

                                     BoD         Chairman's       GEB         Corporate      Business      Remarks
                                                 Office                       Center         Groups

4.7. GROUP FOREIGN EXCHANGE
    MANAGEMENT

4.7.1. Group foreign exchange
       policy (non-trading FX
       exposures)                     I                           A           P: CFO

4.7.2. Setting limits                                             A           P: CFO

4.7.3. Management and reporting                                                CFO


4.8. GROUP LIQUIDITY MANAGEMENT

4.8.1. Group liquidity policy         I                           A           P: CFO

4.8.2. Setting limits                                             A           P: CFO

4.8.3. Management and reporting                                                CFO


4.9. GROUP INTEREST RATE
     MANAGEMENT

4.9.1. Group interest rate
       policy (non-trading
       interest rate exposures)       I                           A           P: CFO

4.9.2. Setting limits                                             A           P: CFO

4.9.3. Management and reporting                                                CFO

5. RISK MANAGEMENT AND CONTROL


                                     BoD         Chairman's       GEB         Corporate      Business      Remarks
                                                 Office                       Center         Groups

5.1. RISK PHILOSOPHY AND RISK
     GUIDELINES

5.1.1. Risk management and
       control principles             A                           P

5.1.2. Risk capacity                  A                           P                                      Applies for
                                                                                                         quantifiable risks
                                                                                                         and is expressed
                                                                                                         as stress loss
                                                                                                         limits

5.2. RISK MANAGEMENT AND CONTROL

5.2.1. Implementation of risk
       management and control
       principles                                                 X

5.2.2. Risk measurement methods                                   A          P: CRO/CCO

5.2.3. Risk identification                                                    CRO / CCO

5.2.4. Risk reductions                                            A          P: CRO/CCO

5.2.5. Development and
       concentration of risks
       -  monitoring                                                          CRO/CCO
       -  reporting                   I                           X

All amounts in CHF millions          BoD         Chairman's       GEB         Corporate      Business      Remarks
                                                 Office                       Center         Groups
5.3.  MARKET RISK MANAGEMENT AND
     CONTROL

5.3.1. Definition and allocation                                                                           e.g. VaR limits,
     of limits to Business Groups                                 A            P: CRO                      Risk Factor Stress
                                                                                                           limit
5.3.2. Allocation of specific                                                                              e.g. operational
     limits to Business Groups                                                  CRO            P           limits, stop-loss,
                                                                                                           proprietary etc.

5.3.3. Setting Policy for
     underwriting debt and
     equity instruments
     (including levels of
     authority)                       I             A             P

5.3.4. Issuer risk policy             I             A             P                                        Including the setting
                                                                                                           of standard limits per
                                                                                                           issuer for liquid
                                                                                                           securities and
                                                                                                           determination of
                                                                                                           securities exempt from
                                                                                                           issuer risk limits.
                                                                                                           Credit Authority for
                                                                                                           issuer risk
                                                                                                           concentrations
                                                                                                           exceeding the standard
                                                                                                           limits and/or for
                                                                                                           illiquid securities in
                                                                                                           accordance with section
                                                                                                           5.4.


5.3.5. Annual turnover limits                                                              [UBS Warburg]
       for banknote trading with                                                           50 and more     Guideline of Swiss
       non-banks                                                                                           Federal Banking
                                                                                                           Commission

5.3.6. Risk controlling process                                                 CRO

All amounts in CHF millions       BoD         Chairman's   GCEO or     GCCO        CEO UBS      CEO UBS        Remarks
                                              Office       GCFO or                 Warburg      Switzerland
                                                           GEB(2)
                                                                                                               All authorities
5.4. CREDIT RISK MANAGEMENT                                                                                    are subject to
     AND CONTROL (1)                                                                                           Credit Risk
                                                                                                               Policies as
                                                                                                               approved by the
                                                                                                               GEB and/or the
                                                                                                               GCCO and as
                                                                                                               published on
                                                                                                               BankWeb

5.4.1. Global ceiling for                                                                                      Once a Global
       counterparty                                                                                            Ceiling is
       groups                                                                                                  approved, all
       Nominal amount                                      GEB:                                                subsequent
                                              > 3,500      3,500       2,500                                   decisions within
                                                                                                               this ceiling are
                                                                                                               in the GCCO's
                                                                                                               authority. This
                                                                                                               authority can be
                                                                                                               delegated.
5.4.2. Corporates, brokers,
       investment banks, funds,
       insurance companies, public
       finance and structured
       transactions

5.4.2.1. Credit and
         underwriting exposure

a)       Take and Hold Fin.
         Risk & PCE Limits
            Rating C1 - C2
            Rating C3 - C4                    >3,500       3,500       2,500       2,000         750
            Rating C5 - C6                    >2,500       2,500       2,000       1,500         500
            Rating C7 - C9                    >1,500       1,500       1,000         500         300
            Rating D0 - D1                    >  750         750         400         150         150
            Rating D2 - D4                    >  250         250         100          75          75
                                              >  100         100          50          25          25

--------
(1) The GCCO and the Business Group CEOs may delegate their credit authority to a deputy in their absence. Such nomination must be approved by the GEB. Transactions approved by the GCEO or GCFO are to be reported to the GEB on a regular basis.

(2) In the absence of the GCEO and the GCFO two GEB members may sign off transactions on behalf of the GEB.

All amounts in CHF millions       BoD   Chairman's   GCEO or     GCCO        CEO UBS      CEO UBS        Remarks
                                        Office       GCFO or                 Warburg      Switzerland
                                                     GEB(2)
b)    Temporary Exposures                                                                                The Credit Authority is
      (incl. above take and                                                                              expressed as nominal
      hold, PCE Limits, Bridge &                                                                         value; the quantum varies
      Loan Underwriting                                                                                  with the internal credit
      Commitment subject to sell                                                                         rating of the
      down in 6 months and                                                                               counterparty, resp. the
      Tradable Assets)                                                                                   transaction rating where
                                                                                                         applicable. When the
            Rating C1 - C2                >7,500       7,500       5,000       4,000        1,500        counterparty is part of a
            Rating C3 - C4                >5,000       5,000       4,000       3,000        1,000        group, the average group
            Rating C5 - C6                >3,000       3,000       2,500       1,500          500        credit rating, weighted by
            Rating C7 - C9                >2,500       2,500       2,000         750          250        UBS limits for each
            Rating D0 - D1                >1,500       1,500       1,000         300          100        counterparty (resp.
            Rating D2 - D4                >  500         500         300         150           50        transaction) will
                                                                                                         determine the authority
5.4.2.2. Settlement exposure                                                                             level. For counterparties
         (nominal amount)                                                                                in emerging markets, the
                                                                                                         worse of counterparty or
            Rating C1 - C4                > 2,500       2,500       1,500       1,000         750        country rating will
            Rating C5 - C6                > 2,000       2,000       1,000         750         500        determine credit
            Rating C7                     > 1,000       1,000         500         250         100        authority.
            Rating C8                      >  500         500         250         100          50
            Rating C9                      >  250         250         100          50          25        * One-off authority is
            Rating D0 - D2                 >  100         100          50           0           0        only applicable for
                                                                                                         individual intraday and
            One-off approval *               na          na       unlimited   unlimited    unlimited     overnight excesses. If
                                                                                                         excess occur for a
                                                                                                         counterparty on a regular
                                                                                                         basis the respective limit
                                                                                                         adjustment has to be
                                                                                                         submitted.

All amounts in CHF millions       BoD         Chairman's   GCEO or     GCCO        CEO UBS      CEO UBS       Remarks
                                              Office       GCFO or                 Warburg      Switzerland
                                                           GEB(2)
5.4.3. Regulated Savings and
       Commercial Banks

5.4.3.1. Credit and
         underwriting exposure

a)     Take and Hold Fin.
       Risk & PCE Limits

            Rating C1 - C2                    > 3,500       3,500       2,500       2,000         500
            Rating C3 - C4                    > 2,500       2,500       2,000       1,500         250
            Rating C5 - C6                    > 1,500       1,500       1,000         750         100
            Rating C7 - C9                     >  750         750         400         200           0
            Rating D0 - D1                     >  250         250         100          75           0
            Rating D2 - D4                     >  100         100          50          25           0

b)     Temporary Exposures
       (incl. above take and
       hold, PCE Limits, Bridge &
       Loan Underwriting
       Commitment subject to sell
       down in 6 months and
       Tradable Assets)

            Rating C1 - C2                     > 7,500       7,500       5,000       4,000         500
            Rating C3 - C4                     > 5,000       5,000       4,000       3,000         250
            Rating C5 - C6                     > 2,000       2,000       1,500       1,000         100
            Rating C7 - C9                     > 1,000       1,000         750         400           0
            Rating D0 - D1                       > 500         500         250         100           0
            Rating D2 - D4                       > 200         200         100          50           0

------------------------------------------------------------------------------------------------------------------------------------
All amounts in CHF millions              BoD    Chairman's   GCEO or     GCCO        CEO UBS     CEO UBS     Remarks
                                                Office       GCFO or                 Warburg     Switzer-
                                                             GEB(2)                              land
------------------------------------------------------------------------------------------------------------------------------------
5.4.3.2. Settlement exposure (nominal                                                                        * One-off authority is
         amount)                                                                                             only applicable for
         Rating C1 - C4                                                                                      individual intraday and
         Rating C5 - C6                             >7,000       7,000       5,000       4,000       1,000   overnight excesses. If
         Rating C7                                  >4,500       4,500       3,000       2,500         750   excess occur for a
         Rating C8                                  >1,500       1,500       1,000         750         200   counterparty on a
         Rating C9                                  >  750         750         500         250          50   regular basis the
         Rating D0 - D2                             >  400         400         250          50           0   respective limit
                                                    >  100         100          25          10           0   adjustment has to be
                                                                                                             submitted.
         One-off approval *                          na           na     unlimited   unlimited   unlimited

------------------------------------------------------------------------------------------------------------------------------------
5.4.4. Private Individuals and                                                                               *Non-marketable
       privately owned Investment                                                                            eligible collateral
       Companies                                                                                             includes single-stock,
                                                                                                             Standby Letter of
5.4.4.1. Lending and margin limits                                                                           Credit, covered
          - unsecured                               >   50          50          20          15          15   guarantees and
          - against marketable                                                                               repurchase value of
            eligible collateral                     >  500         500         400         300         300   life insurance policies
          - against non-marketable
            eligible collateral*                    >  250         250         200         150         150

5.4.4.2. Lending against
          - owner occupied
            residential Real Estate                 >   50          50          25          15          15
          - other Real Estate                       >  250         250         200         150         150

------------------------------------------------------------------------------------------------------------------------------------
5.4.5. Principal Finance (Nominal                                                                            Authorities subject to
       Amounts)                                                                                              Principal Finance
       - Individual, single asset                   >1,000       1,000         500         250           0   Credit Risk Policy and
       - Pooled assets                              >3,000       3,000       1,500         750           0   to market risk approval

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
All amounts in CHF millions              BoD    Chairman's   GCEO or     GCCO        CEO UBS     CEO UBS     Remarks
                                                Office       GCFO or                 Warburg     Switzer-
                                                             GEB(2)                              land
------------------------------------------------------------------------------------------------------------------------------------
5.4.6. Impaired Assets(Recovery
       portfolio)                                                                                            The Chairman's Office
                                                                                                             has to be informed
5.4.6.1. Valuation/provisioning                                                                              about important new
          -  Cumulative provision for               >   50          50          25          20          20   recovery positions
             credit exposures
          -  Cumulative provision for               >   50          50          25          20          20
             Other Real Estate Owned
             (OREO)

5.4.6.2. New facilities(exposure
         increase)
          - Additional and/or new                   >   50          50          25          20          20
            loans
          - Loan purchase                           >   50          50          25          20          20

5.4.6.3. Exposure extensions
          - Credit renewals                       >7 years     7 years     5 years     3 years     3 years
          - Stand-still agreements                >7 years     7 years     5 years     3 years     3 years   *Includes possibility
                                                                                                             to swap from senior to
5.4.6.4. Investments                                                                                         subordinated and/or
          Improvements in OREO                      >   30          30          15          10          10   from secured to
                                                                                                             unsecured debt
5.4.6.5. Within approved and
          established financial                                                                              **Write-off authority
          provisions/allowances                                                                              only applies within
          - Equity participation from                                                                        existing Loan Loss
            restructuring                           >   50          50          25          20          20   Provisions Write-Offs
          - Debt forgiveness *                      >   50          50          25          20          20   above CHF 25 mio must
          - Write-offs**                          >75 Info    >50 Info    >25 Info          25          25   be notified to the
                                                                                                             Group CCO and beyond
                                                                                                             depending on Info-
                                                                                                             Requirement

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
All amounts in CHF millions              BoD    Chairman's   GCEO or     GCCO        CEO UBS     CEO UBS     Remarks
                                                Office       GCFO or                 Warburg     Switzer-
                                                             GEB(2)                              land
------------------------------------------------------------------------------------------------------------------------------------
5.4.7. Country risk
       Nominal exposures

       S0 - S2                                   No limits   No limits   No limits
       S3 - S4                                      >3,000       3,000       1,000
       S5 - S7                                      >2,000       2,000         750
       S8 - S14                                     >1,000       1,000         500                           not to be delegated

       Definition of countries with                  A           P
       no limits (below S2)


------------------------------------------------------------------------------------------------------------------------------------
5.5. CONSEQUENTIAL RISK MANAGEMENT                                                                           Definition according to
     AND CONTROL                                                                                             the guidelines to the
                                                                                                             risk management and
                                                                                                             control principles

------------------------------------------------------------------------------------------------------------------------------------
5.5.1. Risk Controlling Process                                             CRO

------------------------------------------------------------------------------------------------------------------------------------
5.5.2. Corporate Security                                                   CRO

------------------------------------------------------------------------------------------------------------------------------------
5.5.3. Insurance coverage                                                   CRO

------------------------------------------------------------------------------------------------------------------------------------

6. PERSONNEL AND COMPENSATION


------------------------------------------------------------------------------------------------------------------------------------
                                         BoD    Chairman's    GEB        Corporate   Business    Remarks
                                                Office                   Center      Groups
------------------------------------------------------------------------------------------------------------------------------------
6.1.  APPOINTMENTS, REMOVALS AND
      TITLE RATIFICATION

------------------------------------------------------------------------------------------------------------------------------------

6.1.1. Appointments and removals for
       senior management functions:

6.1.1.1. Group Executive Board             A        P                      P:CEO

6.1.1.2. Group Managing Board              A                      P

6.1.1.3. Non-GMB Members of Business
         Group and Divisional Boards                              A                      P

6.1.1.4. Members of Business Area
         Managements                                                         A           A

------------------------------------------------------------------------------------------------------------------------------------
6.1.2. New Hire, title ratification
       and removal (firing) for MD

       Hiring (including assurance of
       rank) and removal                                                     A           A

       Title ratification/promotion                               A          P           P

------------------------------------------------------------------------------------------------------------------------------------
6.1.3  New hire and removal/firing
       ED, D and other management                                            A           A       Can be further delegated

       Title ratification/promotions                                         A           A       Can be further delegated

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                         BoD    Chairman's    GEB        Corporate   Business    Remarks
                                                Office                   Center      Groups
------------------------------------------------------------------------------------------------------------------------------------
6.1.4. Appointment and removal of
       Head of  Group Internal Audit       A        P

       Appointment and promotions of
       Senior Management of Group
       Internal Audit                               A

------------------------------------------------------------------------------------------------------------------------------------
6.1.5. Appointment of region and
       country heads, representatives
       and permanent advisors
       according to art. 28 OR                                   A                      P

------------------------------------------------------------------------------------------------------------------------------------

6.2. COMPENSATION

------------------------------------------------------------------------------------------------------------------------------------
6.2.1. Compensation policy                 A                     P

------------------------------------------------------------------------------------------------------------------------------------
6.2.2. Compensation system BoD             A        P

------------------------------------------------------------------------------------------------------------------------------------
6.2.3. Compensation BoD members                      X

------------------------------------------------------------------------------------------------------------------------------------
6.2.4. Compensation system for GEB
       and GMB members                              A                      P:CEO

------------------------------------------------------------------------------------------------------------------------------------
6.2.5. Compensation for GEB and GMB
       members                                      A                      P:CEO
------------------------------------------------------------------------------------------------------------------------------------
6.2.6. Compensation for direct
       reports of GEB members                                   A:CEO        P          P

------------------------------------------------------------------------------------------------------------------------------------
6.2.7. Compensation Head of Group
       Internal Audit                               X

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                         BoD    Chairman's    GEB        Corporate   Business    Remarks
                                                Office                   Center      Groups
------------------------------------------------------------------------------------------------------------------------------------
6.2.8. Bonus

6.2.8.1. Setting of bonus pools for
         Business Groups                                        A:CEO      P:CFO       P:CEO

6.2.8.2. Bonus for GEB and GMB                      A           P:CEO
         members

6.2.8.3. Bonus for other members of
         Business Group and
         Divisional Boards                                      A:CEO      P:CFO       P:CEO

6.2.8.4. Overall bonus for MD, ED, D,
         AD and employees within
         approved pools
                                                                             X          X
------------------------------------------------------------------------------------------------------------------------------------
6.2.9. Other compensation                                                    X          X        May be further delegated

------------------------------------------------------------------------------------------------------------------------------------

6.3. RETIREMENT BENEFIT PLANS

------------------------------------------------------------------------------------------------------------------------------------
6.3.1. Setting Group retirement
       benefit plans                                A            P

------------------------------------------------------------------------------------------------------------------------------------
6.3.2. Appointment of the Board
       members (employer's
       representatives) of the
       pension trusts                               A            P

------------------------------------------------------------------------------------------------------------------------------------
6.3.3. Approval of principles
       governing retirement benefit
       plans                                        A            P

------------------------------------------------------------------------------------------------------------------------------------

7. PARTICIPATIONS/INVESTMENTS

------------------------------------------------------------------------------------------------------------------------------------
All amounts in CHF millions              BoD    Chairman's    GEB        Corporate   Business    Business    Remarks
                                                Office                   Center      Groups      Areas
------------------------------------------------------------------------------------------------------------------------------------
7.1. EQUITY PARTICIPATIONS/
       FINANCIAL INVESTMENTS

------------------------------------------------------------------------------------------------------------------------------------
7.1.1. Policy for equity
       participations/financial
       investments                         I                      A      P: CFO

------------------------------------------------------------------------------------------------------------------------------------
7.1.2. Purchase, sale, increase,                                                                             *only for real estate
       decrease of equity                                                                                    companies for bank
       participations/financial                                                                              purposes after project
       investments as well as use of                                                                         approval through
       subscription rights                          >500           500     CFO:50        10*                 Corporate Center(CRE)

------------------------------------------------------------------------------------------------------------------------------------

7.2. PRIVATE EQUITY(1)

------------------------------------------------------------------------------------------------------------------------------------
7.2.1. Overall limit                       A                     P

------------------------------------------------------------------------------------------------------------------------------------
7.2.2. Taking positions                                                               CEO UBSW    CEO UBS
                                                                                                  Capital    *Information of GEB
7.2.2.1. Underwriting                               >500           500                     400        300    required in cases which
                                                                                                             are likely to provoke
7.2.2.2. Final hold position                        >400           400                     300        200*   publicity

------------------------------------------------------------------------------------------------------------------------------------
7.2.3. Sales                                                      I                    I:UBSW        X

------------------------------------------------------------------------------------------------------------------------------------
7.2.4. Write-offs
       (specific to individual
       investments)                                 >50            50                 25          20

------------------------------------------------------------------------------------------------------------------------------------

--------
(1) In urgent cases, where GEB approval is required, the CEO of UBS Capital together with the Group CEO or CFO and the CEO of UBS Warburg may act on behalf of the GEB. The GEB is to be informed at its next meeting.

------------------------------------------------------------------------------------------------------------------------------------
All amounts in CHF millions              BoD    Chairman's    GEB        Corporate   Business    Remarks
                                                Office                   Center      Groups
------------------------------------------------------------------------------------------------------------------------------------
7.3. REAL ESTATE

------------------------------------------------------------------------------------------------------------------------------------
7.3.1. Annual investment budget            A                     P

------------------------------------------------------------------------------------------------------------------------------------
7.3.2. Bank properties                                                     (CFO)

7.3.2.1. Release of projects included
         in budget

         - Purchase, sale,
           construction of new and
           alterations to existing
           buildings                                           >50             50         10

         - Liabilities arising from                            >100            100        10*   *) Corporate Center(CRE) to be
           lease and building rights                           >5 p.a.      5 p.a.   1.25 p.a.   informed
           contracts

7.3.2.2. Valuation/provisioning                     >50            50          25

7.3.2.3. Divergence to project release              >10%           10%          5%    CEO:5%**   **) of approved annual budget

7.3.2.4. Projects not included in the
         budget Financial release
         (adding to the Group
         budget)***                                 >10%           10%     CFO:5%     CEO:5%**   ***) Each project has to be
                                                                                                 released with the same approval as
                                                                                                 for projects included in budget

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
All amounts in CHF millions              BoD    Chairman's    GEB        Corporate   Business    Remarks
                                                Office                   Center      Groups
------------------------------------------------------------------------------------------------------------------------------------
7.3.3. Other properties

7.3.3.1. Release of projects included
         in budget
         Purchase, sale, construction
         of new and alterations to
         existing buildings                                   >50             50

7.3.3.2. Projects not included in                                                                *) Project release: same approval
         budget
         Financial release (adding                                                               as for projects included in budget
         to the Group budget)*                      >10%       10%             5%

------------------------------------------------------------------------------------------------------------------------------------
7.3.4. Pledged properties                                                               PCC
       Setting purchase and sale
       limits for pledged properties                >100           100     CFO:50           25

------------------------------------------------------------------------------------------------------------------------------------

7.4. IT HARDWARE AND SOFTWARE

------------------------------------------------------------------------------------------------------------------------------------
7.4.1. Annual investment budget            A                    P

------------------------------------------------------------------------------------------------------------------------------------
7.4.2. Purchase and sale of IT and
       telecommunications equipment
       and software                                                                              Reporting required to the Head of
       not included in the budget                   >10%           10%     CFO:5%      CEO:5%    the IT Committee

------------------------------------------------------------------------------------------------------------------------------------
7.4.3. Liabilities relating to
       external IT and
       telecommunications assignments                                                            Reporting required to the Head of
       not included in the budget                   >10%           10%          5%     CEO:5%    the IT Committee

------------------------------------------------------------------------------------------------------------------------------------

8. GROUP COMPANIES(GCS)

(GCs are consolidated companies which are either wholly or majority, directly or indirectly owned or otherwise controlled by UBS AG)

------------------------------------------------------------------------------------------------------------------------------------
All amounts in CHF millions              BoD    Chairman's    GEB        Corporate   Business    Remarks
                                                Office                   Center      Groups
------------------------------------------------------------------------------------------------------------------------------------

8.1. STRATEGY AND GOVERNANCE

------------------------------------------------------------------------------------------------------------------------------------
8.1.1. Purchase, increase, decrease
       and sale of majority
       shareholdings in financial
       services firms; purchase and
       sale of businesses                >500    500         250        CFO:25

------------------------------------------------------------------------------------------------------------------------------------
8.1.2. Formation of operative or
       non-operative GCs with equity
       of                                       >500         500        CFO:100

------------------------------------------------------------------------------------------------------------------------------------
8.1.3. Establishment and closure of
       -  branches and representative
          offices
          - of the parent company
            outside Switzerland                                   A          P           P
          - of GCs                                                         A:CFO         P
       -  branches in Switzerland                                                      X:PCC

------------------------------------------------------------------------------------------------------------------------------------
8.1.4. Change of external auditors
       for
       -  GCs in Switzerland                        A             P
       -  branches and GCs
          outside Switzerland                       A             P

------------------------------------------------------------------------------------------------------------------------------------
8.1.5. Election of Boards and                                                                    Details are governed by
       appointment of management of                                                              "Regulations governing the
       GCs                                                                   A           A       management of the group companies"

------------------------------------------------------------------------------------------------------------------------------------
8.1.6. Allocation of market and
       credit risk limits                                                 CRO/CCO

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
All amounts in CHF millions              BoD    Chairman's    GEB        Corporate   Business    Remarks
                                                Office                   Center      Groups
------------------------------------------------------------------------------------------------------------------------------------

8.2. FUNDING AND FINANCIAL MANAGEMENT
     OF GCS

------------------------------------------------------------------------------------------------------------------------------------
8.2.1. Capital increase, individual
       or cumulative p.a. per company               >500           500    CFO:100

------------------------------------------------------------------------------------------------------------------------------------
8.2.2. Capital reduction and
       redemption, merger or
       liquidation of operative or
       non-operative GCs                            >500           500    CFO:100

------------------------------------------------------------------------------------------------------------------------------------
8.2.3. Equity-like lendings to GCs                  >500           500    CFO:100

------------------------------------------------------------------------------------------------------------------------------------
8.2.4. Credit limits for internal
       engagements                                              >2,500   CFO:2,500
-----------------------------------------------------------------------------------------------------------------------------------
8.2.5. Parent guarantees on behalf of
       GCs                                                      >2,500   CFO:2,500

------------------------------------------------------------------------------------------------------------------------------------
8.2.6. Approval of annual financial
       statements including
       distribution of profit                                               CFO

------------------------------------------------------------------------------------------------------------------------------------
8.3. SPECIAL PURPOSE ENTITIES (SPEs)

------------------------------------------------------------------------------------------------------------------------------------
8.3.1. Setting rules governing the
       use of SPEs                                                A        P:CFO
------------------------------------------------------------------------------------------------------------------------------------
8.3.2. Functional management and
       monitoring of SPEs                                                    X           X

------------------------------------------------------------------------------------------------------------------------------------
8.3.3. Formation, purchase, sale,                                                                Legal Structure Committee sign-off
       liquidation or merger of                                                                  required
       non-consolidating SPEs                                                            X

------------------------------------------------------------------------------------------------------------------------------------

9. AUDITING


-----------------------------------------------------------------------------------------------------------------------------
                                      BoD        Chairman's       GEB        Corporate      Business     Remarks
                                                  Office                       Center        Groups
-----------------------------------------------------------------------------------------------------------------------------
9.1. EXTERNAL AUDIT

-----------------------------------------------------------------------------------------------------------------------------
9.1.1. Appointment of Group and                                                                          *) Proposal to be
       Statutory auditors               A*                          P                                    submitted to the
                                                                                                         AGM for approval.
                                                                                                         Preparation of the
                                                                                                         nomination
                                                                                                         supported by GEB,
                                                                                                         Audit Committee
                                                                                                         and Group Internal
                                                                                                         Audit
-----------------------------------------------------------------------------------------------------------------------------
9.1.2. Approval of Group and                                                                             Preparation for
       Statutory Reports on             A                           P                                    submission to AGM
       financial statements

-----------------------------------------------------------------------------------------------------------------------------

9.2. INTERNAL AUDIT

-----------------------------------------------------------------------------------------------------------------------------
9.2.1. Appointment of the Head
       of Group Internal Audit          A             P
       (GIA)

-----------------------------------------------------------------------------------------------------------------------------
9.2.2. Determination of GIA                           X             I
       activities

-----------------------------------------------------------------------------------------------------------------------------
9.2.3. GIA activity report              A             P             I

-----------------------------------------------------------------------------------------------------------------------------
9.2.4. Individual internal audit                      X             X             X              X       Circulation among
       reports                                                                                           units/persons
                                                                                                         involved/concerned

-----------------------------------------------------------------------------------------------------------------------------

9.3. AUDIT COMMITTEE

-----------------------------------------------------------------------------------------------------------------------------
9.3.1. Regulations on Audit             A             P
       Committee

-----------------------------------------------------------------------------------------------------------------------------
9.3.2. Appointment of members
       and Chairman of Audit            A         Chairman
       Committee                                   BoD: P

-----------------------------------------------------------------------------------------------------------------------------

10. OTHER MATTERS


-----------------------------------------------------------------------------------------------------------------------------
All amounts in CHF millions           BoD        Chairman's       GEB        Corporate      Business     Remarks
                                                  Office                       Center        Groups
-----------------------------------------------------------------------------------------------------------------------------

10.1. LITIGATION / SETTLEMENTS

-----------------------------------------------------------------------------------------------------------------------------
10.1.1. Notification about                                                                               Information of
     litigations initiated                                                                               other Bodies
     against the Group and                          >25            25                           10       (e.g. BoD)
     claims lodged                                                                                       required,
                                                                                                         irrespective of
                                                                                                         amounts claimed,
                                                                                                         in cases with high
                                                                                                         reputational risk
-----------------------------------------------------------------------------------------------------------------------------
10. 1.2. Authorization to
      initiate litigations and        >100          100            50         CEO or            20
      to conclude settlements                                                CFO: 20

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                         * Political
10.2. EXTERNAL MANDATES*                                                                                 mandates and
                                                                                                         mandates on a
                                                                                                         private basis do
                                                                                                         not require
                                                                                                         approval, but
                                                                                                         notification
                                                                                                         (Group regulation
                                                                                                         CF/-/006)
-----------------------------------------------------------------------------------------------------------------------------

10.2.1.  of members of the
         Chairman's Office              A

10.2.2.  of members of the BoD                       I

10.2.3.  of members of the GEB                       A

10.2.4.  of members of the GMB                                     A

10.2.5.  of other staff                                                       A: CEO/CFO        A
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
All amounts in CHF millions           BoD        Chairman's       GEB        Corporate      Business     Remarks
                                                  Office                       Center        Groups
-----------------------------------------------------------------------------------------------------------------------------
10.3. EQUIPMENT AND MATERIAL

-----------------------------------------------------------------------------------------------------------------------------
10.3.1.  Annual budget for the
         purchase and sale of other
         equipment, fittings and       A                           P
         movables

-----------------------------------------------------------------------------------------------------------------------------
10.3.2.  Purchase and sale of
         other equipment, fittings                                                                       Percentage of
         and movables not included                  >10%           10%        CEO or            5%       approved budget
         in the budget                                                        CFO: 5%

-----------------------------------------------------------------------------------------------------------------------------

10.4. INITIATION OF BANK PROJECTS

-----------------------------------------------------------------------------------------------------------------------------
10.4.1.  Initiation of bank
         projects with projected
         aggregate costs
         (investment, internal and
         external expenses,
         including operating                       >100           100         CFO: 50          50
         expenses for the first
         year of operation)
         amounting to

-----------------------------------------------------------------------------------------------------------------------------

10.5. INDIVIDUAL MANDATES TO
      EXTERNAL CONSULTING FIRMS                                   >2             2              2

-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                      BoD        Chairman's       GEB        Corporate      Business     Remarks
                                                  Office                       Center        Groups
-----------------------------------------------------------------------------------------------------------------------------

10.6. PURCHASE AND SALE OF
       BROKER LICENSES                                             A

-----------------------------------------------------------------------------------------------------------------------------

10.7. WARRANT ISSUES ON UBS
     SHARES                                                                                  CEO UBSW

-----------------------------------------------------------------------------------------------------------------------------


UBS AG

Alex Krauer                           Alberto Togni
Chairman of the Board of Directors      Vice Chairman of the Board of Directors